Panacea Life Sciences

EST. 2017



June 2022
Investor Presentation

Disclaimer

This Presentation (the "Presentation") has been prepared solely for informational purposes by Company and any individuals mentioned in the Presentation (together, "Company") and is being furnished solely for use by prospective investors and other third parties in connection with their consideration of an investment in the Company. This presentation is not, and should not be assumed to be, complete. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this presentation and other information provided by or on behalf of the Company. Any views and opinions expressed in this presentation are those of the Company and do not necessarily represent facts. In addition, certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The information presented herein remains subject to change. Statements in this presentation are made as of the date of this presentation unless stated otherwise.

This Presentation is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Certain information set forth in this presentation contains "forward-looking information", including "future oriented financial information" and "financial outlook", under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) a possible listing of the Company's securities on a national exchange; (iii) the expected development and implementation of the Company's business, projects and joint ventures; (iv) the Company's vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing; (vi) completion of the Company's projects that are currently underway, in development or otherwise under consideration; (vii) renewal of the Company's current customer, supplier and other material agreements; and (viii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management's beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate in any form, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements or any material contained in the Presentation.

PLSH is an established seed-to-sale cannabinoid and manufacturing company –

- *50 PANA brand product lines*
- *Established retail, white label and contract manufacturing customer base*
- *Made in USA, Made in Colorado*

We are focused on the next stage of the company development leveraging scientific expertise, partnerships and data to provide high quality, purposeful, pharmaceutical grade products to the health and wellness and nutraceutical markets.



Investment Highlights



Fully-Integrated Cannabinoid Based Business
Focused on providing portfolio of high-end products for humans and companion animals

cGMP Manufacturing Facility
Operating within State-of-the-art 51,000 sq.ft. facility

Multiple Growth Opportunities
Expand existing business, robust business development activities and contract manufacturing initiatives

Leveraging Internal Scientific R&D Expertise
Enhance and bolster current and expanding product portfolios

Listing on National Stock Exchange
Executing strategy with goal of uplisting

State-Of-The-Art 51,000 sq.ft. cGMP Manufacturing Facility

Producing High Quality, Pharmaceutical Grade Products

$1.2B – Total capacity

100kg – Weekly CBD oil extraction and production capability

1 Million – Daily softgel production

10,000 – Liquid fills per day

In-house bottling and labeling

Fulfillment Services

GOOD MANUFACTURING PRACTICE GMP CERTIFIED









Stringent In-House Quality Control


1
Test Seeds & Soil
Receive Hemp
2
Test Hemp
Extract Crude Oil
3
Test Crude Oil
Process to Distillate
4
Test Distillate
Process to CBD Isolate


5
Test Seeds Isolate
Develop Formulation
6
Test Formulation
Finalize Product
7
50.8mg
CBD
CBDa
delta 9 THC
THCa
FINAL APPROVAL
Certificate of Analysis
Bottle & Label
PANA
Distribute

GOOD MANUFACTURING PRACTICE GMP CERTIFIED

Sales Channels and Market Accessibility

Online Direct to Consumers

~35% of total sales

Established online presence

Direct to consumer eCommerce

White Label/Contract Mfg.

~45% of total sales

Trusted Manufacturing Source
Provide R&D, formulation, manufacturing and fulfillment services

Retail/Wholesale

~20% of total sales

1100 Retail locations
- **Natural retail chains**
- Chiros
- Vet Clinics
- Pain Management

In 2022, launching on Amazon, Brazil, UAE*

*Larger retail slowly adopting CBD but still stymied by banking regs and FDA lack of clarity

Panacea Life Sciences

Fully Integrated SAP ERP System

FINANCE/ACCOUNTING | INVENTORY CONTROLS AND VENDOR MANAGEMENT

HUMAN RESOURCES | PRODUCTION PLANNING

- Streamline Business Processes and Measurement Points
- Provide Tracking of Inventory Movement
- Integrate Payroll and Production Costs Monitoring

PROVIDES PANACEA WITH THE ABILITY TO SCALE FOR LARGER CUSTOMERS

erp cannabis
ENTERPRISE RESOURCE PLANNING

Panacea Life Sciences

The CBD Market Is Rapidly Expanding

Establishing Leadership Position in New and Evolving CBD Market

~64 Million people have tried CBD in the last 24 months[1]

$2.7 Billion market valued in 2020[2]

$20 Billion market expected to surpass by 2024[2]

51% CARGR market expected to grow from 2021 to 2030[2]

2018 US Farm Bill removed hemp from the controlled substance list

1. https://www.singlecare.com/blog/news/cbd-statistics/
2. https://www.globenewswire.com/en/news-release/2021/06/01/2239293/0/en/Global-Cannabidiol-CBD-Market-Size-to-Grow-at-a-CAGR-of-51-from-2021-to-2030.html

Growing a High-End Consumer Cannabinoid Brand Providing Solutions with an Emphasis on Quality, Purity and Benefits



Health



Beauty



Sports



Companion Animal



Raw Materials

Panacea Life Sciences

PANA HEALTH®

Cannabinoid Products Designed to Support Everyday Wellness



PANA
HEALTH™
DAILY 50mg CBD
1500mg Full Spectrum Softgels
PANA
HEALTH™
F.A.S.T. EXTRA 50mg CBD
1500mg Sublingual Tablets
PANA
HEALTH™
CBD OIL DROPS
30mg CBD per Serving
VANILLA
PANA
HEALTH™
SOOTHE CBD SALVE
250 mg CBD + ARNICA TOPICAL RELIEF

SOFTGELS	TABLETS	TINCTURES	TOPICALS

Full Spectrum | Broad Spectrum | THC-Free

PANA BEAUTY®

High-End CBD Products To Support Healthier Skin
Dermatologist Created and Approved


PANA
BEAUTY
CBD MOISTURIZING CREAM
350mg CBD Moisturizing Cream
1.8 oz (52g)
PANA
BEAUTY
CBD REGENERATING FACIAL CREAM
676 mg CBD
PANA
BEAUTY
PANA
BEAUTY
125 mg CBD
PANA
BEAUTY

MOISTURIZING CREAM	FACE CREAM	MOISTURE THERAPY	EYE THERAPY	SKIN CLEARING

Anti-Inflammatories | Free Radical-Fighting Antioxidants | Free of Sulfates and Parabens

Panacea Life Sciences

PANA SPORT®

Designed to Keep Athletes at Any Level At the Top of Their Game


PANA
SPORT™
250mg CBD
HEATING STICK
Full Spectrum CBD
.45 oz (13g)


PANA
SPORT™
250mg CBD
COOLING STICK
Full Spectrum CBD
.45 oz (13g)


PANA
SPORT™
25mg CBD HEATING PATCHES
100mg Total THC-Free CBD


PANA
SPORT™
20mg CBD COOLING PATCHES


PANA
SPORT™
CBD KINESIOLOGY TAPE
400mg Total THC-Free CBD
Net Content 8 ft. Roll

HEATING STICK	COOLING STICK	HEATING PATCHES	COOLING PATCHES	K TAPE

Designed to Provide Long-Lasting Relief from Muscle and Joint Aches and Pains

Panacea Life Sciences

PANA LIFE®

Daily CBD Wellness Gummies and Lip Balm


PANA
LIFE™
CHERRY BOMB 20mg CBD
400mg THC-Free CBD Gummies
20 Count Bottle

GUMMIES


PANA
LIFE
GUMMIES 25 mg CBD

GUMMIES TO-GO


PANA
LIFE

LIP SOOTHE

All-Natural THC-Free or Full Spectrum Gummies Designed to Provide Health Benefits

PANA PET®

Aim To Relieve Joint Pain, Inflammation and Anxiety in Cats, Dogs and Horses


PANA PET
CANINE 5mg CBD
PANA PET
LARGE CANINE CBD OIL DROPS
PANA PET
SMALL PET CBD RELIEF
300 mg CBD
0.5 oz./14 g
THC Non-Detect, <0.01%
PANA PET
EQUINE MINT 50mg CBD
1500mg THC-Free Chewable Tablets
CALMOLYTE HORSE PASTE

SOFTGELS	OIL DROPS	RELIEF CREAM	EQUINE MINT	CALMOLYTE HORSE PASTE

Created with Input from Veterinarians

Panacea Life Sciences

PANA PURE®

CBD CRUDE | CBD DISTILLATE | DISTILLATE BLENDS | CBG | CBN | CBDA





PANA PURE™
ALL NATURAL PREMIUM QUALITY CBD
MADE FROM ORGANICALLY GROWN HEMP
MADE IN USA
CBD OIL



Hemp from Colorado based PANA Organic Botanicals at Needle Rock

Tested for quality, potency and purity

Pesticides, herbicides, heavy metals and microbials

Grown in ideal environment with access to Rocky Mountain spring water

Proven Leadership Team



Leslie Buttorff

Chief Executive Officer & Chairman

Over 35 years as a senior executive in management, marketing, engineering, and financial analyses at companies such as AT Kearny, Arthur D. Little, EDS (HP) and Perot Systems. BS Statistics and MS Industrial Administration.



Nick Cavarra

SVP Sales & Marketing

Over 25 years of management, leadership and sales experience for large companies and startups. Worked for major new TV stations in sales and advertising. BS in Economics.



Larry Wert

Board Member

President of Tribune Media, the nation's largest local broadcast group, since Tribune was acquired in September 2019, Larry has been working in the Healthcare, Spirits, and Media industries.



James Baumgartner, PhD

Chief Science Officer

Expertise in drug discovery and development, assisting over 700 biotechnology and pharmaceutical companies reach unparalleled levels. Ph.D. in Biochemistry and Pharmacology.



Jordan Buttorff

Chief Information Officer

Extensive experience in implementing eCommerce strategy, SAP Enterprise Systems, project management software, social media, SEO, and web development. BS in Info. Mgmt.



Dr. Janice Nerger

Board Member

Internationally recognized for her research on human vision, in particular on the neurophysiological mechanisms underlying color perception. Her research has resulted in numerous publications, presentations, and recognition from the Rank Prize Foundation, the National Research Council, and the National Science Foundation.

Panacea Life Sciences

Potential for Multiple Near-Term Growth Opportunities

Expand Current Business

Grow current brands through robust marketing efforts

Develop natural, purposeful products under Panacea brand

Leveraging Existing Assets

Sell excess cGMP manufacturing capabilities

White label and contract manufacturing services

Growth Through M&A

Activity evaluating synergistic acquisition targets

Resellers with multi-level marketing business

Large on-line presence

Skin care production capabilities

Nutraceutical established brands

Growing the Brand Through Robust Marketing Efforts

Details Around Marketing

Email Campaigns

Paid Advertising Campaigns

Paid SEO

DMA Focused Trusted Personalities

Tom Martino
Tony Lombardi

Social Influencers

Athlete Influencers

Social Media

Instagram
Twitter
Facebook

Tradeshows

Cosmetic
Industry Specific (hardware)
White Label

Panacea Life Sciences

Significant Growth Opportunity in Nutraceuticals



Consumers are actively searching for pharmaceutical alternatives with medical benefits

$320 billion market expected to grow to **$658 billion** by 2028[1]

Gaining popularity with rising awareness of health benefits

1. https://www.fortunebusinessinsights.com/nutraceuticals-market-102530

Panacea Life Sciences

PANA Nutraceuticals®

Purposeful Formulations Leveraging Science, Data and Expertise


PANA
HEALTH
Cannabidiol
Oral Solution

CANNABIDIOL ORAL SOLUTION

Purposely formulated to help alleviate more long-term and severe ailments


PANA
HEALTH
COVID CBDA

CBDA OIL DROPS

Supports your vital immune system


PANA
HEALTH
P.M. 25mg CBD

PM SLEEP SOFTGELS

Fall asleep faster, and stay asleep longer


PANA
HEALTH
Derma Soothe
DRY SKIN RELIEF

CBD+CBG DERMA SOOTHE

Reduce and soothe skin inflammations like eczema, dermatitis and psoriasis

Panacea Life Sciences

Opportunity to Expand Into Complementary Verticals

Attack Adjacent Industries

Current US Market Size
(Billions of $)

Personal care	**$433**
Packaged Food	**$377**
Pharmaceuticals	**$333**
Animal Feed	**$170**
Alcoholic Beverages	**$212**
Pet Food	**$127**
Tobacco	**$93**
Supplements	**$65**
Cannabis	**$25**
Seed	**$71**


Sales
Personal care
Packaged Food
Pharmaceuticals
Animal Feed

Panacea Life Sciences

Proven Quality Through Data

Partnership with Colorado State University

Unitizing data and proven expertise to develop new high-quality products

Harnessing additionally hemp benefits through CBG, CBC, CBN, THCV, etc.

Setting the industry quality standard through testing equipment and chromatography

Clinical research focused on product development (agriculture, bioscience, etc.)







Colorado State University

On-Going Research Studies for Pharmaceutical Alternatives

Near-Term Opportunities to Provide Solutions in Areas of High-Value and Unmet Need

Method Development: Removal of pesticides, isolation of CBDV, CBC

Animal Studies

McGrath and Moreno (CSU): CBD and CBG ability to treat or slow age-related dementia (translational model for human dementia and Alzheimer's Disease)

Gordon (ISU): Analgesic activity of CBD in juvenile dairy cows.

Human Clinical Studies

Reynolds (CSU) Crews (ASU): Cannabinoid ability to treat Irritable Bowel Syndrome and anxiety

Hoffman (CU Anschutz): Cannabinoid ability to treat chronic pelvic pain and/or vulvodynia

Reynolds (CSU): Bioavailability of CBD and CBG various dosage forms, enhanced bioavailability formulas and THC levels in urine post-dose

Development Timelines


PROPOSAL
SAB EVALUATION
IRB APPLICATION
STUDY INITIATION
STUDY COMPLETION
PUBLICATION
Primary pharmacology of CBD/CBG/CBN
White paper produced in 2020
Cannabinoid Cytokine Release Th17
White paper produced in 2020
Antimicrobial Study
Study complete in 2019
Follow on Gonorrhea Study
Animal Studies
Canine Dementia
12/31/24
3 year study
Juvenile Cattle Analgesia
9/30/22
Human Studies
Anxiety
6/30/22
IBS
7/31/22
Pharmacokinetics
6/30/22
Chronic Pelvic Pain
12/31/22

Panacea Life Sciences

Advancements Through Scientific Expertise

Scientific Advisory Board



Nathan Morris, MD
General Practitioner
Highly regarded holistic doctor and actual customer of Panacea



Janice Knox, MD
General Practitioner
Leading expert in Cannabis/Hemp Industry



Paul Dean, MD
Dermatologist
Strategic Partner in the Personal Care industry



Melissa Reynolds, PhD
Analytical Chemist, Head of CRC
Head of the Panacea Cannabinoid Research Center at CSU



Stephanie McGrath, D.V.M.
Small Animal Veterinarian
Leading research consultant in the Veterinary field



Dr. Larry Good
Gastroenterologist
Leading research consultant in the Veterinary field.

Panacea Life Sciences

Investment Summary

Emerging as a Leading Seed-to-Sale Cannabinoid Company



Leveraging scientific innovation, research and data to provide high-quality, pharmaceutical grade products

Growing a high-end consumer cannabinoid brand focused on quality, purity and benefits

Unlocking potential value with expansion into nutraceutical market

Multiple near-term growth opportunities through existing assets and M&A activities

Executing strategy with goal of uplisting to national stock exchange

Panacea Life Sciences

Panacea Life Sciences

EST. 2017



IR Contact:
JTC Team, Inc.
833.475.8247
plsh@jtcir.com